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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 21, 1997



                          TRANSGLOBE ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


                                British Columbia
                 (State or other jurisdiction of incorporation)


                                     0-11378
                            (Commission File Number)


                                 Not Applicable
                        (IRS Employer Identification No.)


                                    Suite 808
                            1111 West Hastings Street
                       Vancouver, British Columbia V6E 2J3
                                 (604) 683-2568



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.   N/A


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.   N/A


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.   N/A


ITEM 5.  OTHER EVENTS.

On March 21, 1997, TransGlobe Energy Corporation (the "Company") and Richard Coglon agreed to settle all outstanding disputes between them, and agreed that the court action commenced by Mr. Coglon against the Company, described in the Company's Form 10-KSB/A-2 Annual Report, be dismissed immediately without costs to either party. On the same day, Mr. Coglon resigned as a director of the Company.

Drilling started Thursday, March 27, 1997 on the Prevost No. 1 well, located on the East Meridian Block "B" in Richland County, Montana. The Prevost No. 1 well is intended to test the Red River formation at a depth of 11,900 feet. The Company has a 25% working interest in the well. TransGlobe plans to drill four additional exploration wells on the East Meridian Block "B" and carry out a 3-D seismic survey on the East Meridian Block "A" in 1997.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.   N/A

On March 21, 1997 Mr. Richard Coglon resigned as a director of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.   N/A


ITEM 8.  CHANGE IN FISCAL YEAR.   N/A


ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

On March 26, 1997 the Company completed a private placement of US$5.72 Million, consisting of 4,400,000 special warrants at US$1.30 each. Each special warrant will entitle the purchaser, without payment of further consideration, to one common share of the Company on the earlier of (a) ten days following the date a prospectus qualifying the issuance of the shares has been receipted in certain provinces of Canada, or (b) the first anniversary of the closing date. If the

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final receipts for the prospectus are not issued on or before June 26, 1997, each special warrant holder will receive 1.1 common shares for each warrant. The net proceeds from the private placement will be held in escrow pending the issuance of receipts for the final prospectus, but will be released for expenditures for the Company's farm-in on Block 32 in Yemen.

The special warrants and the common shares into which they will convert and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The offering was conducted pursuant to Rules 506 and 903(c)(3) of the Securities and Exchange Commission by Peters & Company Limited, Jennings Capital Inc. and MacDougall, MacDougall & MacTier Inc., as to offers and sales under Rule 903(c)(3), and by Peters & Co. Equity Inc. as to offers and sales under Rule 506. These placement agents were paid a commission of six and one-half percent (6 1/2%) of the total offering proceeds.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSGLOBE ENERGY CORPORATION



By    /s/ ROSS CLARKSON
   ---------------------------------
          Ross Clarkson, President


Date      April 3, 1997
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